                                                                    Exhibit 99.2
                                MERCK & CO., INC.
                          OTHER FINANCIAL DISCLOSURES
                                 FOURTH QUARTER
                                      2004

Net Product Sales Detail (millions of dollars)
----------------------------------------------

                                                                 4Q '04 vs. 4Q '03
                                 ------------------------------------------------------------------------------------
                                 TOTAL           TOTAL           U.S.           U.S.          FOREIGN         FOREIGN
       PRODUCT                   % CHG             $            % CHG            $             % CHG             $
       -------                   -----           -----          -----           ----          -------         -------
AGGRASTAT                          --              22            N/A              --              4%             22
ARCOXIA                             *              77            N/A              --              *              77
CANCIDAS                           46%            132             43%             78             52%             54
COZAAR / HYZAAR                    11%            764             13%            264              9%            499
CRIXIVAN / STOCRIN                 --              62            -38%              9             12%             53
EMEND                               *              18              *              16              *               2
FOSAMAX                            28%            831             38%            449             18%            382
INVANZ                             64%             19             64%             13             64%              6
MAXALT                             -3%             91             -6%             61              2%             31
PRIMAXIN                           18%            176              *              54             -2%            122
PROPECIA                           17%             76             28%             35              9%             41
PROSCAR                            16%            194             32%             99              2%             95
SINGULAIR                          44%            731             61%            527             13%            204
TIMOPTIC / TIMOPTIC XE              1%             43            -26%              3              3%             40
TRUSOPT / COSOPT                   15%            157             20%             67             11%             90
VASOTEC / VASERETIC               -13%            182            N/A              --            -14%            182
VIOXX                             N/A              --            N/A              --            N/A              --
ZOCOR                               8%          1,311             19%            901            -11%            410
HEPATITIS VACCINES                -12%             47            -14%             38            -11%              8
VIRAL VACCINES                     11%            135             11%            123             -8%             13
OTHER VACCINES                     13%            104             14%             89              7%             15

* 100% or over
N/A - Not Applicable


TOTAL SALES: VOLUME, PRICE, EXCHANGE

                                       4Q '04     % CHG.           VOL            PX              FX
                                      -------     ------          -----           ----            ----
TOTAL PHARMACEUTICAL SALES            $ 5,748        2%             -2              2               2
                                      -------     ----            ----            ---             ---
                     U.S. ($ MM)        3,373        7%              2              5             N/A
                  Foreign ($ MM)        2,375       -4%             -7             -2               5

                                                                    Exhibit 99.2

                                MERCK & CO., INC.
                          OTHER FINANCIAL DISCLOSURES
                                  YEAR-TO-DATE
                                      2004

Net Product Sales Detail (millions of dollars)
----------------------------------------------

                                                        DECEMBER YTD '04 vs. DECEMBER YTD '03
                                 ------------------------------------------------------------------------------------
                                 TOTAL          TOTAL            U.S.           U.S.          FOREIGN         FOREIGN
      PRODUCT                    % CHG            $             % CHG            $             % CHG             $
      -------                    -----          -----           -----          -----          -------         -------
AGGRASTAT                         -12%             85            N/A              --              8%             85
ARCOXIA                             *             230            N/A              --              *             230
CANCIDAS                           56%            430             51%            250             64%            180
COZAAR / HYZAAR                    14%          2,824             11%          1,000             15%          1,824
CRIXIVAN / STOCRIN                -12%            256            -68%             29             14%            226
EMEND                              76%             47             64%             43              *               4
FOSAMAX                            18%          3,160             13%          1,771             25%          1,388
INVANZ                             69%             63             55%             44              *              19
MAXALT                             -4%            310            -12%            197             13%            112
PRIMAXIN                            2%            641            -10%            162              6%            479
PROPECIA                           13%            270             16%            129             11%            141
PROSCAR                            21%            733             35%            368              9%            365
SINGULAIR                          30%          2,622             32%          1,854             26%            768
TIMOPTIC / TIMOPTIC XE             -2%            157            -37%             10              2%            147
TRUSOPT / COSOPT                   15%            559             17%            236             14%            323
VASOTEC / VASERETIC                -6%            719            N/A              --             -7%            719
VIOXX (1)                         -42%          1,489            -42%            891            -41%            599
ZOCOR                               4%          5,197             15%          3,613            -15%          1,583
HEPATITIS VACCINES                -18%            198            -20%            162             -6%             36
VIRAL VACCINES                      4%            555              2%            506             22%             49
OTHER VACCINES                      1%            284             -1%            227              8%             57

* 100% or over
N/A - Not Applicable

(1) Includes adjustments of $-492 related to the withdrawal of Vioxx for customer returns of product previously sold recorded in the third quarter of 2004.

                    DEC YTD          DEC YTD           TOTAL
                     '04 $            '03 $            % CHG
                    -------          -------           -----
AZLP REVENUE         1,481            1,912             -23%

TOTAL SALES: VOLUME, PRICE, EXCHANGE

                                       YTD '04      % CHG.            VOL              PX              FX
                                      --------      ------           -----            ----            ----
TOTAL PHARMACEUTICAL SALES            $ 22,939         2%             -2                1                3
                                      --------      -----            ---              ---             ----
                 U.S. ($ MM)            13,472         1%             -3                4              N/A
              Foreign ($ MM)             9,467         3%             -2               -3                8

                                                                    Exhibit 99.2

                                MERCK & CO., INC.
                           OTHER FINANCIAL DISCLOSURES
                                 FOURTH QUARTER
                                      2004

OTHER (INCOME)/EXPENSE, NET FROM CONTINUING OPERATIONS (MILLIONS OF DOLLARS)

                                      4Q '04           4Q '03          YTD 2004         YTD 2003
                                     --------         --------         --------         --------
INTEREST INCOME                      $  (90.2)        $  (72.2)        $ (300.1)        $ (308.7)
INTEREST EXPENSE                         77.0             80.0            293.7            350.9
EXCHANGE (GAINS)/LOSSES                 (28.3)            (3.3)           (18.4)           (28.4)
MINORITY INTERESTS                       40.3             37.2            154.2            168.7
AMORTIZATION OF INTANGIBLES               4.4              4.4             18.7             19.2
Other, net                             (107.1)          (134.8)          (492.1)          (404.9)
                                     --------         --------         --------         --------
TOTAL                                $ (103.9)        $  (88.7)        $ (344.0)        $ (203.2)


JOINT VENTURE SALES DETAIL (MILLIONS OF DOLLARS)

All sales reported here are end-market JV sales, presented on a "NET" basis.

MERIAL                                        4Q '04          4Q '03         YTD 2004        YTD 2003
                                              ------          ------         --------        --------
IVOMEC, HEARTGARD, other avermectins          $  117          $  124          $  452          $  477
FRONTLINE                                        110              91             679             577
Biologicals                                      133             117             477             423
Other Animal Health                               63              59             228             212
Poultry Breeding                                  36              39             138             145
                                              ------          ------          ------          ------
TOTAL MERIAL SALES                            $  459          $  430          $1,974          $1,834

SANOFI PASTEUR-MSD                            4Q '04          4Q '03         YTD 2004        YTD 2003
                                              ------          ------         --------        --------
HEPATITIS VACCINES                            $   20          $   18          $   81         $    74
VIRAL VACCINES                                    12              11              54              51
Other Vaccines                                   189             141             672             544
                                              ------          ------          ------          ------
TOTAL SANOFI-MSD SALES                        $  221          $  170          $  807         $   669

MERCK / SCHERING-PLOUGH COLLABORATION         4Q '04          4Q '03         YTD 2004        YTD 2003
                                              ------          ------         --------        --------
VYTORIN (Worldwide)                           $   76          $   --          $  132          $   --
ZETIA (Worldwide)                                328             164           1,053             469
                                              ------          ------          ------          ------
TOTAL                                         $  404          $  164          $1,185          $  469